UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2023

Jupiter Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39505	85-1508739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11450 SE Dixie Hwy, Suite 105 Hobe Sound, FL	33455
(Address of principal executive offices)	(Zip Code)

(212) 207-8884
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	JAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	JAQC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	JAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01 to the extent required herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 18, 2023, the Company held a special meeting in lieu of the 2023 annual meeting of stockholders of the Company (the “Special Meeting”). On March 14, 2023, the record date for the Special Meeting (the “Record Date”), there were 16,357,087 shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) and 3,940,462 shares of Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, and collectively with the Class A Common Stock, “Common Stock”) issued and outstanding. At the Special Meeting, 16,874,695 shares of Common Stock, representing approximately 83.14% of the issued and outstanding shares of Common Stock as of the Record Date, were present in person (by virtual attendance) or by proxy.

At the Special Meeting, the Company’s stockholders approved the following items: (i) a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), in the form set forth as Annex A to the Proxy Statement (as defined below) for the Special Meeting (the “Charter Amendment”), to extend the date by which the Company must consummate an initial business combination (the “Extension”) from August 17, 2023 to December 17, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”) (such applicable date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”); (ii) a proposal to amend the Investment Management Trust Agreement, dated as of August 12, 2021, by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the Proxy Statement (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”); (iii) a proposal to re-elect John D. White, Jr. to the Board to serve until the third annual meeting of stockholders following the Special Meeting or until his successor is elected and qualified (the “Director Election Proposal”); and (iv) a proposal to ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”). The final proposal, set forth as the “Adjournment Proposal” in the definitive proxy statement related to the Special Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 24, 2023 (the “Proxy Statement”), was not presented to the Company’s stockholders.

The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of Common Stock entitled to vote thereon at the Special Meeting was required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of Class B Common Stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the Special Meeting was required for the re-election of the director in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of Common Stock entitled to vote thereon and present in person (by virtual attendance) or by proxy at the Special Meeting was required to approve the Auditor Ratification Proposal. The Charter Amendment Proposal and the Trust Amendment Proposal were cross-conditioned on the approval of each other.

Set forth below are the final voting results for each of the proposals presented at the Special Meeting:

Charter Amendment Proposal

The Charter Amendment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
14,479,137	1,244,628	0	1,150,930

Trust Amendment Proposal

The Trust Amendment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
14,479,137	1,244,628	0	1,150,930

Director Election Proposal

The Director Election Proposal was approved, and Mr. John D. White, Jr. was re-elected to the Board. The voting results of the shares of Class B Common Stock were as follows:

Director	For	Withheld	Broker Non-Votes
John D. White, Jr.	3,940,462	0	0

Auditor Ratification Proposal

The Auditor Ratification Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
15,690,678	1,184,017	0	0

Following the Special Meeting, on April 20, 2023, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware in order to implement the Extension. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Concurrently with the filing of the Charter Amendment with the Secretary of State of the State of Delaware, the Company entered into the Trust Amendment with Continental Stock Transfer & Trust Company, as trustee. A copy of the Trust Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 8.01. Other Events.

On April 20, 2023, in connection with the implementation of the Extension, all holders of Class B Common Stock voluntarily elected to convert all shares of Class B Common Stock to shares of Class A Common Stock, on a one-for-one basis in accordance with the Charter (collectively, the “Class B Conversion”).

Additionally, in connection with the implementation of the Extension, the Company’s public stockholders elected to redeem 14,286,357 shares of Class A Common Stock at a redemption price of approximately $10.16 per share, for an aggregate redemption amount of approximately $145.2 million (the “Redemption”). After the satisfaction of the Redemption, the balance in the trust account will be approximately $15.0 million.

Upon completion of the Class B Conversion and the Redemption, 6,011,192 shares of Class A Common Stock and no shares of Class B Common Stock will remain issued and outstanding.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the completion of the Class B Conversion and the Redemption. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement, the Company’s most recent Annual Report on Form 10-K and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company, dated April 20, 2023
10.1	Amendment to Investment Management Trust Agreement, dated April 20, 2023, between the Company and Continental Stock Transfer & Trust Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jupiter acquisition corporation

By:	/s/ James N. Hauslein
	Name:	James N. Hauslein
	Title:	Chief Executive Officer

Date: April 24, 2023

4